UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2021

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Parkway - Suite 214N, Amherst, NY	14226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	CTG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 16, 2021, the Company issued a press release announcing that the Board of Directors of the Company (the “Board”) elected James R. Helvey III as Chair of the Board. Mr. Helvey succeeds Daniel J. Sullivan, who retired on September 16, 2021 as Chair and a Director in accordance with the Company’s Board retirement age guidelines. The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 16, 2021.

Exhibit 104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: September 16, 2021	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel & Secretary